SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

35.     SUBSEQUENT EVENTS

Ruble bonds placement – In January 2019, MTS issued exchange-traded bonds totaling RUB 10 billion with a coupon rate of 8.70% and a maturity of 5 years.

Purchase of additional stake in MTS Bank – In February 2019 the Group purchased additional 39.48% stake in MTS Bank from Sistema for RUB 11.4 billion. Consequently, the Group’s share in MTS Bank increased to 94.92%. This acquisition allows the Group to fully integrate its FinTech business.

Sale of investment in Ozon Holdings Limited  - In March 2019 the Group sold its 18.69% stake in Ozon Holdings Limited to Sistema for RUB 7.9 billion.

Acquisition of shares under Share Repurchase Plan – Since the end of the reporting period the Group acquired 35,679,838 MTS shares of Common Stock representing 1.79% of share capital issued by MTS. The Group purchased MTS shares of common stock under the Share Repurchase Plan announced in 2018.